                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24
               REPORT OF INDEPENDENT AUDITORS      28
                   DIVIDEND REINVESTMENT PLAN      29



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31
                 RESULTS OF SHAREHOLDER VOTES      32

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

-----------------------------
NYSE Ticker Symbol - VIG
-----------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
One-year total return                                14.11%      11.70%
---------------------------------------------------------------------------
Five-year average annual total return                 1.72%       5.49%
---------------------------------------------------------------------------
Ten-year average annual total return                  3.43%       5.81%
---------------------------------------------------------------------------
Life-of-Trust average annual total return             4.24%       5.76%
---------------------------------------------------------------------------
Commencement date                                              11/30/89
---------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                          5.66%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                     9.29%
---------------------------------------------------------------------------
Preferred share rate(5)                                           1.75%
---------------------------------------------------------------------------
Net asset value                                                  $10.01
---------------------------------------------------------------------------
Closing common share price                                        $8.70
---------------------------------------------------------------------------
One-year high common share price (01/12/01)                       $8.99
---------------------------------------------------------------------------
One-year low common share price (11/27/00)                        $7.71
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 39.1% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2001
- AAA/Aaa............  59.2%   [PIE CHART]
- AA/Aa..............  19.8%
- A/A................   4.4%
- BBB/Baa............   6.3%
- BB/Ba..............   2.8%
- Non-Rated..........   7.5%
As of October 31, 2000
- AAA/Aaa............  60.3%   [PIE CHART]
- AA/Aa..............  14.4%
- A/A................   3.0%
- BBB/Baa............  15.5%
- BB/Ba..............   1.6%
- Non-Rated..........   5.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.044
12/00                                                                            0.044
1/01                                                                             0.044
2/01                                                                             0.041
3/01                                                                             0.041
4/01                                                                             0.041
5/01                                                                             0.041
6/01                                                                             0.041
7/01                                                                             0.041
8/01                                                                             0.041
9/01                                                                             0.041
10/01                                                                            0.041

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
General Purpose                                                            16.30                               7.00
Public Education                                                           14.50                              12.30
Single-Family Housing                                                      12.70                              17.40
Retail Electric/Gas/Telephone                                              11.90                               7.10
Other Care                                                                  8.00                               3.80

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--October 1991 through October 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
10/91                                                                     11.5000                            12.2500
                                                                          11.6100                            12.2500
                                                                          11.4500                            12.5000
                                                                          11.4600                            12.5000
                                                                          11.4700                            13.0000
12/92                                                                     11.4300                            12.3750
                                                                          11.7600                            13.3750
                                                                          11.9000                            13.3750
                                                                          12.1600                            14.0000
12/93                                                                     12.2000                            12.7500
                                                                          10.9500                            11.6250
                                                                          10.8100                            12.3750
                                                                          10.7500                            12.0000
12/94                                                                     10.3300                            10.5000
                                                                          10.9500                            11.2500
                                                                          10.7000                            10.5000
                                                                          10.7100                            10.7500
12/95                                                                     11.0600                            10.5000
                                                                          10.5200                            11.0000
                                                                          10.3400                            10.8750
                                                                          10.4100                            10.8750
12/96                                                                     10.4800                            10.6250
                                                                          10.2800                            10.3750
                                                                          10.4800                            10.5620
                                                                          10.6500                            10.9370
12/97                                                                     10.6700                            10.8750
                                                                          10.6500                            10.5625
                                                                          10.6500                            10.8750
                                                                          10.7600                            11.2500
12/98                                                                     10.5600                            11.0625
                                                                          10.4400                            11.0000
                                                                           9.9800                            10.3750
                                                                           9.6300                             9.0625
12/99                                                                      9.2300                             8.1250
                                                                           9.3400                             8.1250
                                                                           9.1900                             8.1875
                                                                           9.3600                             8.1900
12/00                                                                      9.8100                             8.2000
                                                                           9.8800                             8.6200
                                                                           9.7400                             8.3800
                                                                           9.8800                             8.6700
10/01                                                                     10.0100                             8.7000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                            [THOMAS BYRON PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE PAST 12 MONTHS. TOM BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    For the 12 months ended October 31, 2001, the trust produced a total return of 14.11 percent based on market price. This reflects an increase in market price from $8.08 per share on October 31, 2000, to $8.70 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.51 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   One of our main priorities over
the period revolved around maximizing the trust's total return within a disciplined interest rate risk profile, while protecting the trust's dividend when possible. We also focused on protecting shareholder value by focusing on troubled credits in the trust's portfolio.

    To that end we have moved to sell the positions as efficiently as possible so that we can attempt to redeploy the trust's assets into investments that we expect may benefit performance over time. The trust reduced the position in a municipal issue backing an incinerator project in Illinois, and liquidated a position in a BBB rated New Hampshire hospital that we thought would lose value over time. We also restructured another distressed credit, an Arkansas real estate development, writing off a portion of the issue and restructuring the remainder over a six-year period.

    The trust also had some exposure to airline bonds during the period. These credits were attractive at the time of their purchase and met our credit requirements. In spite of their strength, however, the bonds were hurt along with the rest of the travel industry in the wake of the tragic events of September 11. After thorough analysis, we opted to retain the bonds in the trust's portfolio rather than selling them at reduced prices.

    Our strategy of reducing the trust's risk profile had implications for other sectors as well. We trimmed the portfolio's exposure to industrial revenue bonds when it became clear that the U.S. economy's weakness was likely to persist. These credits are directly tied to the health of the manufacturing segment of the economy, which was in continual decline over the period. As a result, we took the opportunity to sell credits that we felt were most likely to be hurt by the economy's weakness. By the end of the period, the trust's exposure to industrial revenue bonds was down from 4.3 percent to 3.0 percent of long-term investments.

    We also looked closely at the trust's healthcare holdings when our analysis showed that the sector was headed for trouble. Hospitals have been plagued by financing problems and related budget cutbacks. We recognized these trends, and moved to reduce the trust's holdings in the sector from issuers that we thought were unlikely to deliver performance. That said, through careful issue selection during the period we were able to identify selected issuers that offered what we perceived to be good yields with potential for spread tightening and price appreciation.

    Our strategy of reducing risk resulted in a significant improvement in the trust's credit profile. While we are allowed by the prospectus to invest up to 20 percent of long-term investments in credits rated below BBB, our strong preference for lower-risk securities led us to make the bulk of our purchases in highly rated securities. The portion of the trust's long-term investments invested in bonds rated AA increased by 5.4 percent to 19.8 percent by the end of the period, and fully 83.4 percent of the trust's long-term investments were rated A or better.

    Our final tactic for reducing risk was to implement strategies to protect income while dampening volatility. We achieved this by purchasing intermediate premium coupon bonds. These securities offer an attractive income stream, and also trade with the volatility of an intermediate-duration bond. We also purchased longer-duration current coupon bonds to keep the trust in line with market interest rates.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          MUNICIPAL BONDS  98.4%
          ALASKA  1.5%
$1,000    Matanuska-Susitna Boro, AK Ctf Part Pub
          Safety Bldg Lease (FSA Insd)................  5.750%    03/01/16   $ 1,086,360
                                                                             -----------
          ARIZONA  1.6%
 1,000    Phoenix, AZ Civic Impt Corp Wastewtr Sys Rev
          Jr Lien (Prerefunded @ 07/01/10)
          (FGIC Insd).................................  6.250     07/01/17     1,187,850
                                                                             -----------
          ARKANSAS  1.2%
   895    Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 Maumelle AK Impt
          Ser 2001 Rfdg (a)...........................  7.500     03/01/06       895,582
                                                                             -----------

          CALIFORNIA  4.7%
 4,490    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (Escrowed to Maturity) (MBIA Insd)......   *        09/01/17     1,964,465
   650    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Sr Lien Ser A....................   *        01/01/28       168,993
   225    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (Prerefunded @
          01/01/10) (c)............................... 0/7.150    01/01/13       233,552
   500    Fresno, CA Uni Sch Dist Ser A Rfdg
          (MBIA Insd).................................  6.100     08/01/12       596,535
 1,000    San Joaquin Hills, CA Transn Corridor Agy
          Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
          Insd).......................................   *        01/15/27       267,210
 1,000    San Joaquin Hills, CA Transn Corridor Agy
          Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
          Insd).......................................   *        01/15/28       252,290
                                                                             -----------
                                                                               3,483,045
                                                                             -----------
          COLORADO  4.2%
   145    Jefferson Cnty, CO Residential Mtg Rev...... 11.500     09/01/03       168,471
   160    Jefferson Cnty, CO Residential Mtg Rev...... 11.500     09/01/04       197,818
   180    Jefferson Cnty, CO Residential Mtg Rev...... 11.500     09/01/05       234,495
   205    Jefferson Cnty, CO Residential Mtg Rev...... 11.500     09/01/06       279,337
   235    Jefferson Cnty, CO Residential Mtg Rev...... 11.500     09/01/07       332,389
   265    Jefferson Cnty, CO Residential Mtg Rev...... 11.500     09/01/08       387,239
   300    Jefferson Cnty, CO Residential Mtg Rev...... 11.500     09/01/09       452,955

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          COLORADO (CONTINUED)
$  340    Jefferson Cnty, CO Residential Mtg Rev...... 11.500%    09/01/10   $   528,948
   220    Jefferson Cnty, CO Residential Mtg Rev...... 11.500     09/01/11       352,240
   100    Jefferson Cnty, CO Residential Mtg Rev......  9.000     09/01/12       142,127
                                                                             -----------
                                                                               3,076,019
                                                                             -----------
          CONNECTICUT  0.7%
   500    Meriden, CT Bd Antic Nt.....................  3.250     08/08/02       504,130
                                                                             -----------

          FLORIDA  6.8%
 1,000    Broward Cnty, FL Sch Brd Ctf Ser A..........  5.000     07/01/20     1,007,750
 1,000    Escambia Cnty, FL Hlth Fac Auth Rev FL
          Hlthcare Fac (AMBAC Insd)...................  5.950     07/01/20     1,120,190
 1,000    Gainesville, FL Util Sys Rev Ser A
          (Prerefunded @ 10/01/02)....................  6.500     10/01/22     1,059,960
 2,300    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt Ser A (a) (b) (e)..................... 10.000     12/15/11       736,000
   225    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt (a) (b)...............................  3.000     12/15/11             0
   243    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt (a) (b)............................... 10.000     03/01/02             0
 1,000    West Palm Beach, FL.........................  5.250     03/01/14     1,060,760
                                                                             -----------
                                                                               4,984,660
                                                                             -----------
          HAWAII  0.9%
   650    Hawaii St Arpt Sys Rev Rfdg (FGIC Insd).....  5.250     07/01/21       653,133
                                                                             -----------

          ILLINOIS  10.2%
   300    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg...................................  7.000     01/01/06       311,385
   400    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airl Inc Proj Ser B Rfdg.............  6.100     11/01/35       294,240
 1,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd).....  5.000     01/01/31       987,080
 1,250    Chicago, IL Proj Ser C Rfdg (FGIC Insd).....  5.500     01/01/40     1,300,762
   625    Chicago, IL Single Family Mtg Rev Ser B
          (GNMA Collateralized).......................  7.625     09/01/27       717,037
   510    Cook Cnty, IL Sch Dist No 107...............  7.150     12/01/08       608,323
   575    Cook Cnty, IL Sch Dist No 107...............  7.200     12/01/09       695,905
   625    Cook Cnty, IL Sch Dist No 107...............  7.000     12/01/10       757,837
   500    Hodgkins, IL Tax Increment Ser A Rfdg.......  7.625     12/01/13       534,890
   465    Illinois Hsg Dev Auth Rev Homeowner
          Mtg G2......................................  6.050     08/01/29       487,497
   250    Lake Cnty, IL Cmnty Unit....................  7.600     02/01/14       326,643

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,000    McHenry & Kane Cntys, IL Cmnty
          (FGIC Insd).................................   *        01/01/16   $   499,530
   180    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (b)..............................  8.375%    10/15/16         1,797
    70    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (b)..............................  8.375     10/15/16           703
                                                                             -----------
                                                                               7,523,629
                                                                             -----------
          INDIANA  2.1%
 1,000    MSD Warren Twp IN Vision 2005 First Mtg.....  5.500     07/15/20     1,045,840
   500    Petersburg, IN Pollutn Ctl Rev IN Pwr &
          Lt..........................................  6.375     11/01/29       524,990
                                                                             -----------
                                                                               1,570,830
                                                                             -----------
          KANSAS  3.0%
   400    Overland Pk, KS Dev Corp First Tier Overland
          Park Ser A..................................  7.375     01/01/32       415,736
 1,000    Wichita, KS Hosp Rev Rfdg & Impt
          Fac Ser III.................................  5.500     11/15/22     1,014,440
   740    Wyandotte Cnty/Kansas City, KS Uni Govt Indl
          Rev Brd Pub Util Office Bldg Complex Proj...  5.000     05/01/09       799,237
                                                                             -----------
                                                                               2,229,413
                                                                             -----------
          KENTUCKY  3.0%
 1,000    Kentucky Econ Dev Fin Auth Catholic Hlth
          Initiatives.................................  5.250     09/01/21       992,020
 1,250    Louisville & Jefferson Cnty, KY Met Swr Dist
          Swr & Drain Sys Ser A (FGIC Insd)...........  4.750     05/15/28     1,191,625
                                                                             -----------
                                                                               2,183,645
                                                                             -----------
          MASSACHUSETTS  4.2%
 1,500    Massachusetts St Fed Hwy Grant Antic Nt Ser
          A...........................................  5.750     06/15/14     1,678,830
   390    Massachusetts St Port Auth Rev Ser B (FSA
          Insd).......................................  5.500     07/01/15       408,439
 1,000    Massachusetts St Tpk Auth Metro Hwy Sys Rev
          Sub Ser A (AMBAC Insd)......................  5.000     01/01/39       979,260
                                                                             -----------
                                                                               3,066,529
                                                                             -----------
          MICHIGAN  1.4%
 1,000    Kent Hosp Fin Auth MI Rev Spectrum Hlth Ser
          A...........................................  5.500     01/15/31     1,008,370
                                                                             -----------

          MISSOURI  0.6%
   400    Fenton, MO Tax Increment Rev Impt Gravious
          Bluffs Rfdg.................................  7.000     10/01/21       423,616
                                                                             -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          MONTANA  2.8%
$2,000    Forsyth, MT Pollutn Ctl Rev Puget Sound Pwr
          & Lt Ser B Rfdg (AMBAC Insd)................  7.250%    08/01/21   $ 2,047,540
                                                                             -----------

          NEBRASKA  1.4%
 1,000    Douglas Cnty, NE Sch Dist No 1 Ser B........  5.000     12/15/24     1,004,110
                                                                             -----------

          NEVADA  5.4%
 1,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser A (FGIC Insd)...........................  6.700     06/01/22     1,042,150
 2,745    Nevada Hsg Div Single Family Mtg Mezz Ser
          D2..........................................  6.300     04/01/21     2,928,860
                                                                             -----------
                                                                               3,971,010
                                                                             -----------
          NEW HAMPSHIRE  1.4%
   525    New Hampshire Hlth & Ed Fac Auth Rev
          Derryfield Sch..............................  6.750     07/01/20       543,706
   500    New Hampshire St Indl Dev Auth Rev Pollutn
          Ctl Pub Svc Co of NH Proj Ser C.............  7.650     05/01/21       510,830
                                                                             -----------
                                                                               1,054,536
                                                                             -----------
          NEW JERSEY  3.5%
 1,500    New Jersey Econ Dev Wtr Fac Rev NJ American
          Wtr Co Inc Ser B (FGIC Insd)................  5.375     05/01/32     1,540,140
   175    New Jersey Hlthcare Fac Fin Auth Rev........  7.500     07/01/06       179,820
   765    New Jersey St Tran Corp Cap Grant Antic Nt
          Ser B.......................................  5.500     02/01/08       845,432
                                                                             -----------
                                                                               2,565,392
                                                                             -----------
          NEW YORK  5.3%
 1,000    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Sec Ser A...................................  5.750     11/15/13     1,123,160
 1,000    New York City Ser H.........................  5.750     03/15/13     1,106,520
 1,000    New York St Twy Auth Svc Contract Rev Loc
          Hwy & Bldg (AMBAC Insd).....................  5.500     04/01/11     1,119,140
   500    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
          Dev Ppty Yonkers Inc Ser A..................  6.625     02/01/26       534,020
                                                                             -----------
                                                                               3,882,840
                                                                             -----------
          OHIO  1.1%
   795    Ohio St Com Sch Cap Fac Ser B...............  5.000     09/15/03       834,615
   500    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (b) (d).........................  8.250     10/01/14        18,500
                                                                             -----------
                                                                                 853,115
                                                                             -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          PENNSYLVANIA  3.3%
$1,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Coll Toledo Edison Co Proj Rfdg.........  7.625%    05/01/20   $ 1,083,700
   315    Crawford Cnty, PA Hosp Auth Sr Living Fac
          Rev Wesburg Utd Methodist Cmnty.............  5.875     08/15/10       317,136
 1,000    Philadelphia, PA Auth Indl Philadelphia Arpt
          Sys Proj Ser A (FGIC Insd)..................  5.125     07/01/20     1,003,930
                                                                             -----------
                                                                               2,404,766
                                                                             -----------
          SOUTH CAROLINA  1.8%
 1,235    Rock Hill, SC Util Sys Rev Ser C Rfdg (FSA
          Insd).......................................  5.250     01/01/15     1,309,100
                                                                             -----------

          TENNESSEE  1.3%
   400    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          First Mtg Ser B Impt & Rfdg.................  8.000     07/01/33       445,720
   400    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          Ser B Impt & Rfdg (MBIA Insd)...............  7.750     07/01/29       508,116
                                                                             -----------
                                                                                 953,836
                                                                             -----------
          TEXAS  12.3%
 1,000    Alliance Arpt Auth Inc TX Spl Fac Rev
          America Airl Inc............................  7.000     12/01/11       965,320
   920    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airl Inc..................  6.375     05/01/35       772,386
 1,500    Fort Worth, TX Wtr & Swr Rev Impt Rfdg......  5.750     02/15/16     1,637,595
   400    Houston, TX Arpt Sys Rev Spl Fac Continental
          Ser E.......................................  6.750     07/01/29       306,412
 1,000    Houston, TX Arpt Sys Rev Sub Lien Ser A (FSA
          Insd).......................................  5.625     07/01/30     1,034,420
   400    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj.........................  7.250     01/01/31       419,300
 1,000    North Cent TX Hlth Fac Dev Hosp Baylor
          Hlthcare Sys Proj Ser A.....................  5.125     05/15/29       967,050
   346    Pecos Cnty, TX Ctf Part.....................  6.000     01/12/08       356,117
 2,480    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (FSA Insd).................  5.500     09/01/13     2,606,257
                                                                             -----------
                                                                               9,064,857
                                                                             -----------
          UTAH  1.4%
 1,000    Alpine, UT Sch Dist (AMBAC Insd)............  5.250     03/15/02     1,011,750
                                                                             -----------

          VIRGINIA  3.1%
 2,000    Richmond, VA (FSA Insd).....................  5.500     01/15/11     2,257,760
                                                                             -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          WASHINGTON  6.8%
$1,000    Energy Northwest, WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd)...........................  5.500%    07/01/17   $ 1,065,140
 1,660    Pierce Cnty, WA (AMBAC Insd)................  5.750     08/01/16     1,821,800
 1,000    Pierce Cnty, WA Sch Dist No 3 Ser A
          (Prerefunded @ 12/01/02)....................  6.700     12/01/09     1,049,160
 1,000    Port Seattle, WA Rev Ser B (MBIA Insd)......  5.625     02/01/24     1,044,710
                                                                             -----------
                                                                               4,980,810
                                                                             -----------
          GUAM  1.4%
 1,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........  5.250     10/01/34     1,027,400
                                                                             -----------
TOTAL LONG-TERM INVESTMENTS  98.4%
  (Cost $70,357,753)......................................................    72,265,633
SHORT-TERM INVESTMENTS  1.6%
  (Cost $1,200,000).......................................................     1,200,000
                                                                             -----------
TOTAL INVESTMENTS  100.0%
  (Cost $71,557,753)......................................................    73,465,633
LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%...............................       (33,152)
                                                                             -----------
NET ASSETS  100.0%........................................................   $73,432,481
                                                                             ===========

*  Zero coupon bond

(a) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(b) Non-income producing security.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutions buyers.

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $71,557,753)........................    $73,465,633
Cash........................................................         47,236
Receivables:
  Interest..................................................      1,104,316
  Investments Sold..........................................         35,445
Other.......................................................            672
                                                                -----------
    Total Assets............................................     74,653,302
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................        953,930
  Investment Advisory Fee...................................         37,317
  Income Distributions--Common and Preferred Shares.........         19,008
  Affiliates................................................          7,674
Trustees' Deferred Compensation and Retirement Plans........        127,220
Accrued Expenses............................................         75,672
                                                                -----------
    Total Liabilities.......................................      1,220,821
                                                                -----------
NET ASSETS..................................................    $73,432,481
                                                                ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 250 issued with liquidation preference of $100,000
  per share)................................................    $25,000,000
                                                                -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,839,000 shares issued and
  outstanding)..............................................         48,390
Paid in Surplus.............................................     52,689,327
Net Unrealized Appreciation.................................      1,907,880
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (1,304,215)
Accumulated Net Realized Loss...............................     (4,908,901)
                                                                -----------
    Net Assets Applicable to Common Shares..................     48,432,481
                                                                -----------
NET ASSETS..................................................    $73,432,481
                                                                ===========
NET ASSET VALUE PER COMMON SHARE ($48,432,481 divided by
  4,839,000 shares outstanding).............................    $     10.01
                                                                ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................    $ 3,904,782
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        432,982
Preferred Share Maintenance.................................         75,787
Legal.......................................................         20,747
Trustees' Fees and Related Expenses.........................         20,307
Custody.....................................................          6,633
Other.......................................................        138,284
                                                                -----------
    Total Expenses..........................................        694,740
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 3,210,042
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $  (880,118)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (1,849,697)
  End of the Period.........................................      1,907,880
                                                                -----------
Net Unrealized Appreciation During the Period...............      3,757,577
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 2,877,459
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 6,087,501
                                                                ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 3,210,042         $ 3,690,645
Net Realized Loss...................................      (880,118)           (196,219)
Net Unrealized Appreciation During the Period.......     3,757,577             638,688
                                                       -----------         -----------
Change in Net Assets from Operations................     6,087,501           4,133,114
                                                       -----------         -----------
Distributions from and in Excess of Net Investment
  Income:
  Common Shares.....................................    (2,423,864)         (2,897,939)
  Preferred Shares..................................      (847,526)         (1,041,493)
                                                       -----------         -----------
Total Distributions.................................    (3,271,390)         (3,939,432)
                                                       -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     2,816,111             193,682
NET ASSETS:
Beginning of the Period.............................    70,616,370          70,422,688
                                                       -----------         -----------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $1,304,215 and $1,253,559, respectively).......   $73,432,481         $70,616,370
                                                       ===========         ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    --------------------------------
                                                      2001        2000        1999
                                                    --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........... $   9.43    $   9.39    $  10.66
                                                    --------    --------    --------
  Net Investment Income............................      .67         .76         .83
  Net Realized and Unrealized Gain/Loss............      .59         .09       (1.26)
                                                    --------    --------    --------
Total from Investment Operations...................     1.26         .85        (.43)
                                                    --------    --------    --------
Less:
  Distributions from and in Excess of Net
    Investment Income:
    Paid to Common Shareholders....................      .50         .60         .67
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders....................      .18         .21         .17
                                                    --------    --------    --------
Total Distributions................................      .68         .81         .84
                                                    --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD................. $  10.01    $   9.43    $   9.39
                                                    ========    ========    ========
Market Price Per Share at End of the Period........ $   8.70    $   8.08    $ 8.8125
Total Investment Return at Market Price (a)........   14.11%      -1.60%     -15.09%
Total Return at Net Asset Value (b)................   11.70%       7.13%      -5.98%
Net Assets at End of the Period (In millions)...... $   73.4    $   70.6    $   70.4
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (c).............................    1.46%       1.52%       1.69%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c)...........    6.77%       8.25%       8.11%
Portfolio Turnover.................................      45%         41%         46%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c).............................     .96%        .98%       1.12%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)...........    4.98%       5.92%       6.41%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.................      250         250         250
Asset Coverage Per Preferred Share (e)............. $293,730    $282,465    $281,691
Involuntary Liquidating Preference Per Preferred
  Share............................................ $100,000    $100,000    $100,000
Average Market Value Per Preferred Share........... $100,000    $100,000    $100,000

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------
      1998       1997       1996       1995       1994       1993       1992
------------------------------------------------------------------------------
    $  10.66   $  10.47   $  10.75   $  10.50   $  12.09   $  11.15   $  11.50
    --------   --------   --------   --------   --------   --------   --------
         .86        .96        .88        .88        .96       1.09       1.09
         .01        .12       (.19)       .40      (1.48)       .91       (.35)
    --------   --------   --------   --------   --------   --------   --------
         .87       1.08        .69       1.28       (.52)      2.00        .74
    --------   --------   --------   --------   --------   --------   --------
         .68        .71        .78        .83        .93        .93        .92
         .19        .18        .19        .20        .14        .13        .17
    --------   --------   --------   --------   --------   --------   --------
         .87        .89        .97       1.03       1.07       1.06       1.09
    --------   --------   --------   --------   --------   --------   --------
    $  10.66   $  10.66   $  10.47   $  10.75   $  10.50   $  12.09   $  11.15
    ========   ========   ========   ========   ========   ========   ========
    $11.0625   $10.9375   $  11.00   $ 10.625   $ 11.125   $ 13.875   $  11.75
       7.63%      6.13%     11.02%      2.88%    -13.59%     26.46%      3.10%
       6.61%      8.91%      4.83%     10.59%     -5.77%     17.40%      5.04%
    $   76.6   $   76.6   $   75.7   $   77.0   $   75.8   $   83.5   $   79.0
       1.47%      1.47%      1.51%      1.52%      1.47%      1.35%      1.52%
       8.14%      9.14%      8.32%      8.22%      8.45%      9.28%      9.47%
         33%        25%        39%        50%        30%         7%        21%
        .99%       .99%      1.01%      1.02%      1.01%       .94%      1.05%
       6.40%      7.38%      6.55%      6.31%      7.20%      8.14%      8.01%
         250        250        250        250        250        250        250
    $306,365   $306,303   $302,730   $308,150   $303,231   $334,098   $315,842
    $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000
    $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Investment Grade Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will reduce accumulated distributions in excess of net investment income and increase unrealized depreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $22,168.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $4,776,853 which will expire between October 31, 2002 and October 31, 2009. Of this amount, $232,102 will expire on October 31, 2002. Net realized gains or losses differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes.

    At October 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $71,689,801; the aggregate gross unrealized appreciation is $5,032,422 and the aggregate gross unrealized depreciation is $3,256,590, resulting in net unrealized appreciation on long- and short-term investments of $1,775,832.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of interest income, expenses and realized gains/losses under generally accepted accounting principals and federal income tax purposes, the amount of distributable net investment income

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to a distribution in excess of current year's taxable income of $10,692 has been reclassified from accumulated undistributed net investment income to capital.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the daily average net assets of the Trust.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $31,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $34,276,323 and $31,867,446, respectively.

4. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on October 31, 2001 was 1.75%. During the year ended October 31, 2001, the rates ranged from 1.75% to 5.00%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and
Shareholders of Van Kampen
Investment Grade Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Investment Grade Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Investment Grade Municipal Trust as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 99.99% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
---------------------------------------------------------------------------------------
Rod Dammeyer.............................................    235                  14

With regard to the election of the following trustee by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Wayne W. Whalen........................................  4,319,166            121,639

The other trustees whose terms did not expire in 2001 are David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonnenschein.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
                    Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VIG ANR 12/01                                                  Member NASD/SIPC.
                                                                4568L01-AS-12/01